                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of report:  June 20, 2000
                       (Date of earliest event reported)

                                    1-10711
                                    -------
                             (Commission File No.)



                          Sizzler International, Inc.
                          ---------------------------
             (Exact name of Registrant as specified in its charter)



       Delaware                                               95-4307254
       --------                                               ----------
(State or other jurisdiction of incorporation)               (IRS Employer
                                                         Identification Number)



         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
         -------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                              -------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On June 20, 2000 Sizzler International, Inc. (the "Registrant") issued a press release announcing earnings for the fourth quarter and fiscal year, which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------
99.1               Press Release dated June 20, 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Sizzler International, Inc.


                                          By:  /s/ Steven R. Selcer
                                             ------------------------------
                                          Name:  Steven R. Selcer
                                          Title: Vice President and
                                          Chief Financial Officer


Dated:  June 22, 2000